EXHIBIT 23.2


                         Consent of Independent Auditors

We hereby consent to the incorporation by reference of our report dated February 4, 1998 with respect to the financial statements of Winland Electronics, Inc. (the "Company") included in this Form 10-KSB into the Company's previously filed Registration Statements on Form S-3, No. 333-723, and on Form S-8, No. 33-46710, No. 33-81880, No. 33-73328, No. 333-27727 and No. 333-27729.


                                                  /s/Ahern Montag & Vogler, Ltd.

                                                     AHERN MONTAG & VOGLER, LTD.



Mankato, Minnesota
March 5, 1999